UNITED STATES
          SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2025

Carter’s, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-31829	13-3912933
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Phipps Tower,
3438 Peachtree Road NE, Suite 1800
Atlanta, Georgia 30326
(Address of principal executive offices, including zip code)
(678) 791-1000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	CRI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 ((§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 ((§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on May 14, 2025 (the “Annual Meeting”). Set forth below are the final voting results for each of the proposals submitted to a vote of the stockholders.

1. Election of Directors

Each of the eleven director nominees were elected to a one-year term. The voting results were as follows:

Name	Total votes for	Total votes against	Total votes abstained	Broker non-votes
Rochester Anderson, Jr.	28,400,147	313,935	130,983	4,008,941
Jeffrey H. Black	28,658,299	55,775	130,991	4,008,941
Hali Borenstein	28,589,076	117,715	138,274	4,008,941
Luis A. Borgen	28,646,264	67,771	131,030	4,008,941
Jevin S. Eagle	27,867,265	846,763	131,037	4,008,941
Mark P. Hipp	28,402,647	311,319	131,099	4,008,941
William J. Montgoris	26,965,371	1,746,695	132,999	4,008,941
Douglas C. Palladini	28,662,488	51,469	131,108	4,008,941
Stacey S. Rauch	28,323,498	383,275	138,292	4,008,941
Gretchen W. Schar	28,661,677	52,741	130,647	4,008,941
Stephanie P. Stahl	28,309,848	396,954	138,263	4,008,941

2. Advisory Vote on Executive Compensation for Named Executive Officers

The stockholders of the Company approved, on an advisory basis, the 2024 compensation awarded to the Company’s named executive officers as disclosed in the Company’s proxy statement filed in connection with the Annual Meeting (the "Say-on-Pay" Vote). The voting results were as follows:

Total votes for	Total votes against	Total votes abstained	Broker non-votes
26,944,958	1,683,822	216,285	4,008,941

3. Ratification of Appointment of Independent Registered Public Accounting Firm

The shareholders of the Company ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal 2025. The voting results were as follows:

Total votes for	Total votes against	Total votes abstained
32,299,061	426,185	128,760

Item 7.01 Regulation FD Disclosure.

On May 20, 2025, the Company announced, in a press release, matters related to the Company's strategic plan and the declaration of a quarterly cash dividend to the Company’s shareholders. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information in Item 7.01 of this report shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release Dated May 20, 2025
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, Carter’s, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 20, 2025	CARTER’S, INC.

	By:	/s/ Antonio D. Robinson
	Name:	Antonio D. Robinson
	Title:	Chief Legal & Compliance Officer and Secretary